Exhibit 99.1

SAVEDAILY.COM, INC. AND NINE MILE SOFTWARE, INC.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

SAVEDAILY.COM, INC. AND NINE MILE SOFTWARE, INC.
Unaudited Pro forma Condensed Balance Sheets
June 30, 2011

	Savedaily.com, Inc.	Nine Mile Software, Inc.	Combined		Pro Forma Adjustments	Pro Forma Results
ASSETS
Current assets:
Cash	242,356	$56,919	$299,275	(a)	(20,038)	$142,356
				(b)	(136,881)
Cash - held in trust	88,018	-	88,018		-	88,018
Marketable securities - held in trust	82,352,905	-	82,352,905		-	82,352,905
Other receivables	67,742	-	67,742		-	67,742
Note receivable, related party	50,312	-	50,312		-	50,312
Prepaid expenses and other assets	131,057	-	131,057		-	131,057
Total current assets	82,932,391	56,919	82,989,310		(156,919)	82,832,391

Property and equipment, net	7,027	1,490	8,517	(b)	(1,490)	7,027

Deposits	20,874		20,874		-	20,874
Software development, net	-	3,831	3,831	(b)	(3,831)	-
Total assets	$82,960,292	$62,240	$83,022,532		$(162,240)	$82,860,292

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:

Client investments - held in trust	$82,352,905	$-	$82,352,905		$-	$82,352,905
Client deposits - held in trust	88,018	-	88,018		-	88,018
Unearned revenues	184,873	20,417	205,290	(b)	(20,417)	184,873
Accounts payable and accrued expenses	815,173	24,498	839,671	(b)	(24,498)	815,173
Accrued expenses, related party	275,000	-	275,000		-	275,000
Accrued interest, related party	3,349	-	3,349			3,349
Related party debt, current portion	-	75,000	75,000	(b)	(75,000)	-
Total current liabilities	83,719,319	119,915	83,839,234		(119,915)	83,719,319

Related party debt, net of current portion	200,000	-	200,000		-	200,000
Other long-term liabilities		48,143	48,143			48,143
Total long-term liabilities	-	-	-			-

Total liabilities	83,919,319	168,058	84,087,377		(119,915)	83,967,462

Commitments and Contingencies	-	-	-			-

Stockholders’ deficit:
Preferred Stock: 5,000,000 shares authorized at $0.001 par value, no shares issued and outstanding	-	-	-		-	-
Common stock; 50,000,000 shares authorized, at $0.001 par value, 36,084,566 shares issued and outstanding	10,060,699	700	10,061,399	(b)	(10,025,314)	36,085
Additional paid-in capital	5,796,999	796,734	6,593,733	(b)	9,099,775	15,693,508
Accumulated deficit	(16,816,724)	(903,252)	(17,719,976)	(a)	(20,038)	(16,836,762)
				(b)	903,252
Total stockholders' deficit	(959,027)	(105,818)	(1,064,845)		(42,325)	(1,107,170)
Total liabilities and stockholders' deficit	$82,960,292	$62,240	$83,022,532		$(162,240)	$82,860,292

NOTES TO PRO FORMA ADJUSTMENTS
June 30, 2011

Pro forma adjustments on the attached financial statements include the following:

(a) To reverse revenue related to TradeWarrior, Inc. in connection with the "Trade Warrior Sale" to Damon Deru.

(b) To record Stock purchase agreement of TradeWarrior, Inc. with Damon Deru to include the assumption of assets and liabilities associated with Nine Mile and the return of 100,000 shares for cancellation of Nine Mile common stock.  To record the payment of $100,000  and issuance of 1,600,000 shares related to the extinguishment of Nine Mile liabilities, and to record the recapitalization of SaveDaily with Nine Mile common stock issued pursuant to the Merger, whereby 33,000,000 shares were issued to former SaveDaily shareholders and 975,000 shares to Nine Mile shareholders.

SAVEDAILY.COM, INC. AND NINE MILE SOFTWARE, INC.
Unaudited Pro forma Condensed Statements of Operations
For the year ended December 31, 2010

	Savedaily.com, Inc.	Nine Mile Software, Inc.		Pro Forma Adjustments	Pro Forma Results
REVENUES	$901,630	$11,735	(a)	$(11,735)	$901,630
OPERATING EXPENSES
Research and development	-	80,122			80,122
General and administrative	1,344,964	195,759			1,540,723
Total Operating Expenses	1,344,964	275,881		-	1,620,845

LOSS FROM OPERATIONS	(443,334)	(264,146)		(11,735)	(719,215)

OTHER INCOME(EXPENSE)
Other income	24,576	-			24,576
Interest income	-	304			304
Interest expense	(98,665)	(3,425)			-102,090
Total Other Income(Expense)	(74,089)	(3,121)		-	(77,210)
LOSS BEFORE INCOME TAXES	(517,423)	(267,267)		(11,735)	(796,425)
PROVISION FOR INCOME TAXES	-	-		-	-

NET LOSS	$(517,423)	$(267,267)		$(11,735)	(796,425)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.05)	$(0.41)		$(0.00)	$(0.02)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING	9,442,938	649,700		23,457,062	33,549,700

SAVEDAILY.COM, INC. AND NINE MILE SOFTWARE, INC.
Unaudited Pro forma Condensed Statements of Operations
For the Six Months Ended June 30, 2011

	Savedaily.com, Inc.	Nine Mile Software, Inc.		Pro Forma Adjustments	Pro Forma Results
REVENUES	$458,954	$20,038	(a)	$(20,038)	$458,954
OPERATING EXPENSES
Research and development	-	31,078			31,078
General and administrative	815,021	122,921			937,942
Total Operating Expenses	815,021	153,999		-	969,020

LOSS FROM OPERATIONS	(356,067)	(133,961)		(20,038)	(510,066)

OTHER INCOME(EXPENSE)
Other income	12,464	-			12,464
Interest income	12,769	77			12,846
Interest expense	-	(12,533)			(12,533)
Forgiveness of debt	113,629	-			113,629
Forgiveness of accrued interest	6,218	-			6,218
Total Other Income(Expense)	145,080	(12,456)		-	132,624
LOSS BEFORE INCOME TAXES	(210,987)	(146,417)		(20,038)	(377,442)
PROVISION FOR INCOME TAXES	(73)	-		-	-

NET LOSS	$(211,060)	$(146,417)		$(20,038)	$(377,442)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.02)	$(0.22)		$(0.00)	$(0.01)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING	11,964,967	671,819		20,962,770	33,599,556